UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 20, 2006

PACIFIC SUNWEAR OF CALIFORNIA, INC.
(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	0-21296 (Commission File Number)	95-3759463 (IRS Employer Identification No.)

3450 East Miraloma Avenue Anaheim, CA (Address of principal executive offices)		92806-2101 (Zip Code)
(714) 414-4000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Changes in Directors and Principal Officers.
(b) On March 20, 2006, Pacific Sunwear of California, Inc. (the “Company”) announced that Greg H. Weaver will retire as the Company’s Executive Chairman of the Board, effective as of April 1, 2006. The full text of the Company’s press release is included as Exhibit 99.1 to this report and is incorporated herein by this reference.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

99.1	Press Release, dated March 20, 2006, announcing Greg H. Weaver retirement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 23, 2006	Pacific Sunwear of California, Inc.
/s/ SETH JOHNSON
Seth Johnson
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release, dated March 20, 2006, announcing Greg H. Weaver retirement